(NYSE: AZZ) Investor Presentation 05/28/2026

2INVESTOR PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our manufactured solutions, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process, paint used in our coil coating process; supply-chain vendor delays; customer requested delays of our manufactured solutions; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the manufactured solutions that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; tariffs; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 28, 2026, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, Adjusted EBITDA, Net Debt, Net Leverage, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures, which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, AZZ's definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

3INVESTOR PRESENTATION Why Invest in AZZ? Differentiated, high value-add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation supporting high ROIC investments and strategically aligned M&A, while managing leverage and returning capital to shareholders through share repurchases and dividends. Commitment to EPS growth driven by operational improvement creates compelling investment opportunity and long-term shareholder value

AZZ Snapshot (NYSE: AZZ)

AZZ is North America's leading independent post-fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets



UNITED STATES
CANADA

● AZZ Metal Coatings ● AZZ Precoat Metals

FORT WORTH, TEXAS Headquarters:	**3,767**(1) Employees:	Metal Coatings locations(2): **46**	Coil Coating Locations(2): **14**

Segment Sales(3)



43%
57%

Segment Adj. EBITDA(3)



54%
46%

AZZ Metal Coatings AZZ Precoat Metals

~$1.65B(3) TTM Consolidated Sales	**$368M**(4) TTM Adj. EBITDA	**22.3%**(4) TTM Adj. EBITDA Margin

(1) 3,767 employees , includes both segment and corporate employees.
(2) Metal Coatings 42 galvanizing locations and 4 surface technologies locations; Precoat Metals 14 plants with 17 processing lines as of February 28, 2026.
(3) Segment sales and Adjusted EBITDA percentages for the trailing twelve-month period ended February 28, 2026.
(4) Adjusted EBITDA includes corporate costs and AVAIL JV equity income; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.

INVESTOR PRESENTATION
4

5INVESTOR PRESENTATION AZZ’s Strategic Journey 2 FY2022 Strategic Transformation – Positioning for the Future • Transform to focused Metal Coatings Company • Divested majority stake (60%) of Infrastructure Solutions segment to a joint venture • Acquired Precoat Metals FY2027 + Focused Metal Coatings Company • Invested in $125M new coil coating facility • Operational excellence across two business segments; ESG focus, digital technology and financial results • Strengthened the balance sheet; reduced debt, replaced convertible debt, improved cost of debt & achieved leverage of 1.4x $810 $1,650 Sales, in millions Platform for Growth as a Focused Metal Coatings Company • Disciplined capital allocation strategy; focused on high ROIC opportunities • Continue to invest in our two core business segments to drive customer satisfaction and margin expansion • Invest in technologies to enhance competitiveness • Pursue strategic bolt-on acquisitions to drive above market growth and financial returns • Provide superior and sustainable total return to our shareholders FY2023-2026 $2,000(1) (1) Based on management estimates as of 05/28/2026. Transformation Growth

Achievements Against Stated Commitments

	Commitments	Achievements to Date
Target Leverage and Debt Reduction	• Maintain net leverage target range of 1.0X -2.0X	✓ • Total net leverage of 1.4x[1] • TTM debt reduction totaling $385.3 million[3]
Cash Flow Generation	• FY26E Adj. EBITDA[2] guidance of $360-400 million • Adj. EBITDA Margin of 22.6% at mid-point of guidance[2]	✓ • TTM Adjusted EBITDA[2] of $367.6 million for the period ended February 28, 2026 • TTM Adj. EBITDA Margin of 22.3%[2]
Acquisition Policy	• Prudently evaluate acquisition opportunities meeting strategic parameters	✓ • Acquired Canton Galvanizing 07/01/2025 • Robust M&A pipeline
Dividend Policy	• Commitment to Dividend Payment	✓ • Dividend increase of 17.6% from $0.17 to $0.20 share on June 26, 2025 • AZZ continues to pay common stock dividends
Share Repurchases	• Buyback shares to minimize dilution	✓ • 10b5-1 in place • TTM share repurchases totaling $20 million[4]

(1) Net leverage results for the period ended February 28, 2026.
(2) Adjusted EBITDA includes corporate costs; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.
(3) Debt reduction results for the trailing twelve-month period ended February 28, 2026.
(4) Share repurchases for the trailing twelve-month period ended February 28, 2026.

INVESTOR PRESENTATION
6

7INVESTOR PRESENTATION Secular Drivers Enhancing Outlook: Infrastructure Investment Reshoring Manufacturing Migration to Pre-painted Steel and Aluminum Conversion from Plastics to Aluminum Conversion to Coil Coating 7 End Markets(1) & Drivers (1) Based on AZZ FY2026 results ended February 28, 2026. Agricultural, Food Processing, Oil & Gas 56% 9% 10% 8% 9% 8%

8INVESTOR PRESENTATION 8 Uniquely Positioned to Capitalize on Generational Infrastructure Investment in U.S. Source: American Infrastructure Investment and Jobs Act. Datacenters, Water, Airports and Other

9INVESTOR PRESENTATION Strategic Value Proposition Built on Common Business Models Standout Market Leaders with Best-in-Class Financial Profiles Proprietary Systems Driving Efficiencies in Operations, Procurement, Supply Chain, IT and Back Office Tolling Based Businesses with Minimal Commodity and Inventory Risk Drive ESG Enhancements Across Operations Footprint Service-Driven Culture with Focus on Quality and Superior Customer Satisfaction 9 Metal Coatings Precoat Metals

10INVESTOR PRESENTATION Digital Galvanizing System (DGS) is a distinct competitive advantage • Near elimination of paper with proprietary, state-of-the-art tool linked to Oracle ERP system • Fully integrated; Allows real-time decisions and enhanced customer experience • Provides visibility, decision making, real-time order status updates, tracking and customer notifications • Enables operational efficiencies CoilZone is the industry leading productivity and customer engagement platform • Customer Portal for real time visibility for all inventory transactions of their material available 24/7 through customized customer interface • Fully integrated with APM’s ERP system • Heavily integrated with customers through EDI IT Infrastructure and A.I. • Investing in systems architecture (Oracle eBS), to ensure a ‘future ready’ enterprise platform • Established A.I. Policies to accelerate leveraging A.I. in specific applications including (Microsoft Copiliot, Teams) Technology Transformation – A Key Differentiator

11INVESTOR PRESENTATION Research and Development Partnership with Texas A&M Since 2019 AZZ and Texas A&M have conducted R&D projects related to improving AZZ’s hot-dip galvanizing process with the goal of designing more efficient production processes. Notable results include: • Improved standard operating procedures impacting safety for its employees • Increased product quality, and increased production fixture lifespan • Reduced usage and replacement costs and reduced disposal of non- recycled resources • Reduced emissions through improved emissions mitigation

12INVESTOR PRESENTATION 12 Investing in Future Growth Sustai ability • Sustainability is intrinsic to our products as both hot-dip galvanized steel and coil coated steel and aluminum are 100% recyclable • Hot-dip galvanized steel is an infinitely renewable building material and used in renewable energy projects such as wind, solar and battery • Utilizing hot-dip galvanizing and coil coating ensures that fewer natural resources are consumed, fewer emissions are produced in the future, and with minimal environmental impact over the life of a customer’s project Diverse 53%White 43% Not Stated 4% We are essential and environmentally friendly We are committed to sustainability initiatives and reporting We recognize that outstanding people and leadership are the key to sustainability • Tracking and Reporting on Scope 1 and 2 consumption and intensity in our annual sustainability report • Targeting a 10% reduction in Scope 1 and Scope 2 consumption and intensity • Tracking green sales in FY2024-FY2026 to further disclose AZZ’s role in the transition to a low carbon economy • Recognized by Newsweek as one of America’s Most Responsible Companies for the past four years • AZZ is committed to maintaining a deep and capable leadership bench, while ensuring our people have the training and tools to consistently provide outstanding service and quality to our customers. • Everyone is valued and appreciated for their distinct talents and contributions to the continued growth and sustainability of our business. • AZZ’s sustainability is enhanced by having our diverse workforce focused on the mission of creating superior value for our investors, customers and partners. Ethnicity demographics of AZZ’s employees for FY2026

13INVESTOR PRESENTATION Tom Ferguson President and Chief Executive Officer David Nark Chief Marketing, Communications and Investor Relations Officer Tara Mackey Chief Legal Officer Jeff Vellines President & COO Precoat Metals Bryan Stovall Chief Operating Officer Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Safety Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 3 Jason Crawford Chief Financial Officer Haley Graves Vice President of Corporate Human Resources Roy Gallagher Vice President of Information Technology Todd Bella President Metal Coatings

Corporate Strategy (NYSE: AZZ)

15INVESTOR PRESENTATION Sales($Bn) Adjusted EBITDA Margin (1) TTM Sales for the period ended February 28,2026. (2) TTM EBITDA inclusive of corporate costs for the period ended February 28, 2026.  2x GDP Annual Organic Sales Growth  Di s c ip l i ned execu t ion o f M&A targets  M a i n t a i n b e s t i n c l a s s f i n a n c i a l p e r f o rman ce  >2 2 % Co n s o l i d a t e d EB I T DA Ma r g i n  >1 2 % RO I C  1 . 0 t o 2 . 0 x l e v e r a g e Current Dislocation in Trading Multiples vs Coatings Peer(3) Where AZZ is Headed $.9 $2.0+ $1.65 FY 2022 TTM(1) FY 2028 E 17% >22% 22% FY 2028 E FY 2022 TTM(2)

16INVESTOR PRESENTATION 16 AZZ Acquisition Discipline • Highly fragmented • Strong secular tailwinds • Compelling value proposition • Coatings specific • Complementary solut ions offerings • Geographic expansion • Market leader • Cultural fit / alignment with AZZ  Financially accretive  Synergy opportunities  Benefits of scale  Drive higher structural margin Markets Targets Value Creation Successfully Acquired Canton Galvanizing in FY 2026 AZZ targets acquisitions that strengthen our two segments

Metal Coatings (NYSE: AZZ)

AZZ Metal Coatings

Operating Segment	Production Input	Production Route	Value-Added Capabilities	Market Size and Share[2]	Historical Adjusted EBITDA Performance[3]
Metal Coatings Sales $758.7 million[1]	 Fabricated Steel	**Batch Processing**	Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing	**$2.8B** ~27% share #1 market position	($ in millions) 

$126
COVID
$157
$189
$197
$205
$235
FY2021
FY2022
FY2023
FY2024
FY2025
FY 2026



(1) Sales based on AZZ trailing twelve-month period ended February 28,2026.
(2) Management estimates based on data from the American Galvanizing Association.
(3) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation.

INVESTOR PRESENTATION
18

19INVESTOR PRESENTATION Technology: Digital Galvanizing System (DGS) provides customers with near real-time updates and operational efficiencies Metal Coatings Value Proposition Key Value Propositions  Embracing Complexity: Quick turns on special projects to meet demanding customer schedules Value-Added Services: Over 30+ solutions offerings, including surface preparation, ground line coating and a dedicated transportation network Operational Flexibility: Unmatched solutions offering validated through best-in-class Net Promoter Score  Cost, Efficiency and Environmental Benefits: Galvanizing can last between 50-100 years and is then 100% recyclable thereafter Expanded Footprint and Redundancy: Scaled network ensures proximity and logistical cost advantages across the supply chain

20INVESTOR PRESENTATION Construction 29% Industrial 20%Transportation 18% Electrical 20% Other 13% Metal Coatings Footprint Well-Positioned to Serve Key End-Markets Superior Capabilities Enable Leading Position Across All End-Markets(2) North America’s leading post-fabrication hot-dip galvanizer with unmatched competitive moat Spin GalvanizingHot-Dip Galvanizing Powder Coating Anodizing and Plating State-of-the-Art Facilities Across North America(1) Key Technologies (1) 42 galvanizing locations and 4 surface technologies locations as of February 28, 2026 (2) Based on AZZ FY2026 financial results ended February 28, 2026 10

21INVESTOR PRESENTATION Metal Coatings Historical Financials $458 $519 $637 $656 $665 $759 FY21 FY22 FY23 FY24 FY25 TTM $126 $157 $189 $197 $205 $235 27.6% 30.3% 29.7% 30.0% 30.7% 30.9% FY21 FY22 FY23 FY24 FY25 TTM Sales Historical Performance ($ in millions) 11 Adjusted EBITDA(2) % Margin (1) Sales and Adjusted EBITDA for the twelve-month period ended February 28, 2026. (2) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; TTM Adjusted EBITDA for the period ended February 28,2026. (1) (1)

22INVESTOR PRESENTATION AZZ Metal Coatings – Strategic Growth Drivers • Secular tailwinds include reshoring/nearshoring, infrastructure spending, and datacenters • Organic growth through increased sales force effectiveness; Technology (DGS); Value-added service expansion (spin, transportation, etc.) • Inorganic growth in adjacent ‘white space’ markets within North America • Greenfield plant expansions

Precoat Metals (NYSE: AZZ)

24INVESTOR PRESENTATION Operating Segment Production Route Value-Added Capabilities Market Size and Share(2) Historical Adjusted EBITDA Performance(3) ($ in millions) Precoat Metals Continuous Processing Coil Coating Slitting Embossing Shape Correction Blanking $4.0B ~23% share #1 market position $115 $155 $165 $168 $179 $176 EBITDA FY2021 FY2022 FY2023 FY2024 FY2025 FY 2026 Production Input Steel & Aluminum Coil Sales $891.37 million(1) (1) Sales based on AZZ trailing twelve-month period ended February 28, 2026. (2) Management estimates based on data from the National Coat Coaters Association. (3) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; Precoat EBITDA FY2020-FY2022 prior to acquisition; Fiscal year 2023. Precoat EBITDA adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 Precoat Metals – Summary

25INVESTOR PRESENTATION Precoat Metals Value Proposition Key Value Propositions Technology: Coilzone provides customers with near real-time access to inventory, production and shipping information generating operational efficiencies  Embracing Complexity: Quickly accommodate customer needs by offering quick turns on special colors and coatings, enhanced with paint blend cell capability Value-Added Services: Unique position as the “one-stop-shop” across all end-markets and substrates for coil coating, slitting, embossing and shape correction Operational Flexibility: Tolling model provides customers with sourcing latitude and late point SKU identification to meet real-time business demand Cost, Efficiency and Environmental Benefits: Significant cost, quality and environmental advantages vs. post-paint driving increased customer demand Expanded Footprint and Redundancy: Scaled, purpose-built manufacturing network ensures proximity and logistical cost advantages across the supply chain

26INVESTOR PRESENTATION Precoat Metals Footprint Well-Positioned to Serve Key End-Markets Critical Service Provider to Diverse End-Markets(2) Construction (79%) Appliance (6%) Transportation (2%)Container (6%) HVAC (3%) Industry leader with entrenched advantages as a unique independent toll coater State-of-the-Art Facilities Across North America(1) Coil Coating Slitting Cut-to-Length Laminating / Printing Shape Correction Embossing Key Technologies 12 (1) New greenfield plant opened in Washington, Missouri. Total 14 plants with 17 processing lines (2) Based on AZZ Q4 FY2026 results for the period ended February 28, 2026 Existing Facility New Facility Other (4%)

27INVESTOR PRESENTATION Precoat Metals Historical Financials $605 $710 $882 $881 $913 $891 FY21 FY22 FY23 FY24 FY25 TTM(5) $115 $155 $165 $168 $179 $176 18.9% 21.8% 18.7% 19.0% 19.6% 19.8% FY21 FY22 FY23 FY24 FY25 TTM Sales Adjusted EBITDA(3) ($ in millions) Historical Performance 13 % Margin Note: FY based on February year-end (1) Precoat sales for FY 21 – FY 22 net of external claims. (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022. (3) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. (4) Precoat EBITDA for FY 21 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ. (5) TTM reflects results for the twelve-month period ended February 28, 2026 (2) (2) (1) (1) (4) (4) (5)

28INVESTOR PRESENTATION Enables AZZ to benefit from secular shift to aluminum cans Run-rate contracted sales of $50+ million exiting FY 2026 at an EBITDA margin above Precoat overall margin ROIC well in excess of cost of capital Long-term contractual customer commitment for 75% of the new capacity Total investment of ~$125 million New aluminum coil coating line in Washington, Missouri Compelling Strategic and Financial Investment Investing in Future Growth Now operational, the two-year construction project was completed Q4 FY25 on-time and on budget and achieved profitability ahead of management expectations

29INVESTOR PRESENTATION AZZ Precoat Metals– Strategic Growth Drivers • Secular tailwinds include reshoring/nearshoring, plastics to aluminum conversion in containers, and increased use/acceptance of pre-painted steel in manufacturing processes • Organic growth with focus on post-paint to pre-paint conversions • Inorganic growth targeting captive coil line conversions and competitive coil operators within North America • Greenfield plant expansions

Financial Overview (NYSE: AZZ)

31INVESTOR PRESENTATION $126 $157 $189 $197 $205 $236 $115 $155 $165 $168 $179 $176 FY21 FY22 FY23 FY24 FY25 TTM Precoat MetalsMetal Coatings COVID Year $458 $519 $637 $656 $665 $759 $605 $710 $882 $881 $913 $891 FY21 FY22 FY23 FY24 FY25 TTM $1,062 $1,229 $1,519 $1,538 $241 $312 $354 $364 Sales Segment Adjusted EBITDA(3) Excl. Corporate Costs Consistent Top-Line Growth and Profitability 15 % Margin Note: FY based on February year-end financial results; Financials exclude AIS which was divested in September 2022; Please reference Appendix for LTM reconciliation (Reg G) (1) Precoat sales for FY 21 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA excludes corporate costs and AVAIL JV results (4) Precoat EBITDA for FY 21 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ (5) TTM reflects the twelve-month period ended November 30, 2025 (2) (1) (1) (1) $1,578 $384 $1,650 $412 (5) 5 ($ in millions) (2) (5) (4) (4) (4) COVID Year 24.3% 25.0%

32INVESTOR PRESENTATION Proven Resilience Through Prior Cycles 17 Metal Coatings EBITDA Precoat Metals EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) Strong Recovery +15% CAGR ($ in millions) Sales across broad end markets Limited exposure to metal prices and other inflationary pressures Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow

Capital Structure to Support Growth

Net Leverage(1)

Transformation — Growth



Net Debt / Adjusted EBITDA (incl. preferred)
Net Debt / Adjusted EBITDA (excl. preferred)
4.3x
3.6x
(2.9x)
1.4x
Target Range
2.0x
1.0x
Q2 FY23
Q4 FY26
FY 2027+

No significant debt maturities until FY29

Capital Structure

- Net Leverage 1.0x – 2.0x
- Strong free cash flow generation(2)
- Capital allocation transition to *'Growth'*
- Flexible capital structure to support *'Strategic M&A'*
- Net Leverage target maintained through cycle

Note: Financials exclude AIS in which AZZ divested 60% into a joint venture in September 2022
(1) Reflects net leverage inclusive of credit agreement-related adjustments; Adjusted EBITDA inclusive of corporate costs
(2) Free Cash Flow Conversion defined as (CFO – Capex) / Net Income; Free Cash Flow is a non-GAAP financial measure that requires reconciliation to Cash Flow from Operations; Accordingly, Free Cash Flow conversion is a ratio of a non-GAAP financial measure to a GAAP financial measure that requires reconciliation.

INVESTOR PRESENTATION
33

34INVESTOR PRESENTATION Capital Allocation Transition 9 Return Capital Committed to growing dividends aligned with our earnings growth and share repurchases to offset dilution Maintain Leverage Target Net Leverage range of 1.0x – 2.0x High ROIC Investments Organic growth, strategic customer partnerships & productivity improvements Strategic M&A Bolt-on acquisitions, and/or strategic M&A that aligns with our business segments • Maintain health & momentum of business through capex investments • Investment in the future with $120M spend on Greenfield plant • Commitment to sustaining dividends • >$100M of debt repayment per year FY2023 – FY2025 FY2027+ FY2026 • AVAIL proceeds of $273M used to further reduce debt [total $385M YTD as of February 28, 2026]

AZZ's Attractive Financial Metrics Relative to Related Industrial Companies



CY24A - CY26E Revenue Growth
5.3%
AZZ (FY25 – FY27)[1]
2.8%
Coatings
1.9%
Building Products[4]
5.8%
Service Centers[5]
11.4%
Steel Mills
CY25A EBITDA Margin[2]
22.3%
AZZ (FY26)
17.3%
Coatings
21.4%
Building Products[4]
5.6%
Service Centers[5]
11.8%
Steel Mills
Current Net Working Capital / LTM Sales[3]
As of February 28, 2026
10.4%
AZZ
11.4%
Coatings
12.8%
Building Products[4]
15.2%
Service Centers[5]
15.5%
Steel Mills

Source: Factset and Company Filings

Note: Figures reflect peers median; Coatings peers include Valmont, Hill & Smith, Sherwin-William, PPG, Akzo Nobel; Building Products peers include A. O. Smith, James Hardie, Trex, Griffon, Fortune Brands Innovations, Kingspan, Simpson, Jeld-Wen; Service Centers peers include Reliance, Ryerson, Worthington Steel, Russel Metals; Steel Mills peers include BlueScope, Nucor, Steel Dynamics

1. AZZ FY27E metrics represent mid-point of Company's full year guidance
2. Includes corporate expense | 3. Based on latest available filing
4. James Hardie figures Pro Forma for acquisition of AZEK
5. Worthington Steel figures Pro Forma for acquisition of Kloeckner; Ryerson figures Pro Forma for Acquisition of Olympic Steel

INVESTOR PRESENTATION 35

36INVESTOR PRESENTATION Current Guidance(1) (1) FY2027 Guidance Assumptions: a. The newly built Washington, Missouri plant is expected to be accretive to earnings in FY2027. b. Capital expenditures are expected to be approximately $80 to $100 million, up from $60 to $80 million for FY2026 reflecting an increase in growth capital c. Debt-to-leverage ratio is estimated to be between 1.0 to 2.0 times, interest expense is expected to be $35 to $45 million, and the annualized effective tax rate of 25% excludes federal regulatory changes that may emerge. d. Debt reduction in the range of $130 to $170 million. e. Adjusted Diluted EPS guidance includes adding back amortization related to the Company’s intangible assets and pension termination costs. f. Excludes all potential M&A activities. g. Excludes the potential for equity in income and cash distributions from AZZ’s minority interest in its unconsolidated subsidiary. (2) For a reconciliation to the most directly comparable GAAP measures, please see the appendix to this presentation FY2027 Guidance (1) Sales $1.725 - $1.775 billion Adjusted EBITDA $360 - $400 million Adjusted Diluted EPS $6.50 - $7.00 (2)

Appendix

Reg “G” Tables

39INVESTOR PRESENTATION Please see page 43 of this presentation for footnotes. Debt Leverage Ratio Reconciliation

40INVESTOR PRESENTATION Please see page 43 of this presentation for footnotes. Non-GAAP Disclosure of Adjusted EBITDA

41INVESTOR PRESENTATION Please see page 43 of this presentation for footnotes. Non-GAAP Disclosure of Adjusted Net Income

42INVESTOR PRESENTATION Please see page 43 of this presentation for footnotes. Non-GAAP Segment Disclosure (Metal Coatings and Precoat Metals)

Notes for Non-GAAP Disclosure Slides 43